Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,952,491.68
Previously Paid Amount	0
Total Fee Amount	2,203.04
Total Offset Amount	0
Net Fee	$ 2,203.04